UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2009

FORGENT NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Wild Basin Road
Austin TX, 78746
 (Address of principal executive offices and Zip Code)

(512) 437-2700
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Termination of Chief Financial Officer.

On October 29, 2009, Forgent Networks, Inc. informed Jay Peterson, the Company’s Chief Financial Officer, that the Company was terminating his employment with the Company.  The Company has not appointed a successor to fill the position of Chief Financial Officer at this time.

Item 8.01    Other Events.

On October 28, 2009, Forgent Networks, Inc. (the “Company) issued a press release announcing that its 2009 Annual Meeting of Shareholders is currently expected to be held on December 17, 2009.

2009 Annual Meeting of Shareholders.

Forgent Networks, Inc. (the “Company”) has scheduled its 2009 Annual Meeting of Shareholders for December 17, 2009.  The Company’s board of directors has set the close of business on November 10, 2009, as the record date for shareholders entitled to receive notice of, and to vote at, the Company’s 2009 Annual Meeting of Shareholders.  The Company will provide the time and location of the 2009 Annual Meeting of Shareholders in its proxy materials which it expects to file with the Securities and Exchange Commission (“SEC”) in November of 2009.

Rule 14a-8 Shareholder Proposal Deadline

The expected date of the 2009 Annual Meeting of Shareholders is more than 30 days from the anniversary of the 2008 Annual Meeting of Shareholders.  As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company has set a revised deadline for the receipt of any shareholder proposals submitted pursuant to Rule 14a-8 for inclusion in the Company’s proxy materials for the 2009 Annual Meeting of Shareholders.  The new deadline for delivering shareholder proposals to the Company is the close of business on November 15, 2009, which date was calculated in accordance with Rule 14a-8(e).  In order for a shareholder proposal to be considered, it must be received by the Company on or prior to the close of business on November 15, 2009 at its principal executive offices at 108 Wild Basin Road, Austin, Texas 78746.  Notices of proxy proposals should be sent to the attention of Pat Goepel, Chief Executive Officer.  The Company recommends that such proposals be sent by certified mail, return receipt requested.  Shareholder proposals also will need to comply with the rules of the SEC regarding the inclusion of shareholder proposals in proxy materials, and may be omitted if not in compliance with applicable requirements.

Bylaws Deadline

In accordance with the Company’s bylaws, for director nominations or other business to be brought before the 2009 Annual Meeting of Shareholders, other than Rule 14a-8 proposals described above, written notice must be delivered no later than the close of business on Monday November 9, 2009.  Such notices must also comply with any other requirements of the Company’s bylaws, and should be sent to the attention of Pat Goepel, Interim Chief Executive Officer at 108 Wild Basin Road, Austin TX, 78746.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1
Press Release, dated October 28, 2009, entitled “Asure Software Announces 2009 Fiscal Fourth Quarter Financial Results and Announces Date of 2009 Annual Meeting Set for December 17, 2009” (incorporated herein by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 28, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 5, 2009

FORGENT NETWORKS, INC.

By:	/s/ Patrick Goepel
Name: Patrick Goepel
Title: Interim Chief Executive Officer